Exhibit 99.2

©2014 ATMI, Inc. All rights reserved. ©2014 ATMI, Inc. All rights reserved. February 4, 2014 Q4 2013 Financial Results

©2014 ATMI, Inc. All rights reserved. Q4 2013 Financial Results * Safe Harbor Statement Statements contained herein that relate to ATMI's future performance, including, without limitation, statements with respect to ATMI's anticipated results of operations or level of business for 2014 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, including, but not limited to, changes in semiconductor industry growth (including, without limitation, wafer starts) or ATMI's markets; competition, problems, or delays developing, commercializing, and delivering new products; customer-driven pricing pressure; potential loss of key customers; problems or delays in integrating acquired operations and businesses; uncertainty in the credit and financial markets; ability to protect ATMI's proprietary technology; and other factors described in ATMI's Form 10-K for the year ended December 31, 2012 and other subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties may cause actual results to differ materially from those expressed in our forward-looking statements. ATMI undertakes no obligation to update any forward-looking statements.

Q4 2013 Financial Results

Q4 2013 Summary

- Sequential strength in Microelectronics revenues
  - Demand growth in all markets
  - Market share gains and new product ramps by customers
- Sold LifeSciences to Pall Corporation
  - Allows immediate recognition of value
  - Places business in hands of strategic owners
  - Expect net proceeds of $170M
- Asset impairment of $11.5M ($0.28/share)
  - Matches R&D toolset to reduced number of leading node producers
  - Allows targeted reductions in cost structure
- Recognition of eVOLV™ license revenues

Continued momentum in growth platforms

3

©2014 ATMI, Inc. All rights reserved.

ATMI

©2014 ATMI, Inc. All rights reserved. * ATMI Revenues grew on strong demand across ME product lines (Q413 wafer starts seasonally down, offset by market share wins, implant order patterns, and new product ramps) and $1.9M eVOLV license revenues GM improved sequentially due to higher volumes and more favorable product mix Q4 2013 pre-tax income includes an expense of $11.5M ($0.28/share) for asset impairment and a gain of $1.2M ($0.03/share); excluding these items, income from continuing operations was $0.44 Effective tax rate 23.9% in 2013 $M (except EPS data) Q4 2013 Q4 2012%Δ Q3 2013%Δ Revenue 94.8 89.2 6% 87.9 8% Gross profit 47.4 44.6 6% 41.8 13% Gross margin 50% 50% 48% Operating income 7.2 14.9 (52%) 13.0 (44%) Operating margin 7.6% 16.8% 14.7% Income from continuing operations 6.4 11.9 (46%) 10.5 (39%) EPS from continuing operations $0.19 $0.36 $0.32 Net income 3.8 12.6 (70%) 8.4 (55%) Q4 2013 Financial Results

©2014 ATMI, Inc. All rights reserved. * Cash balance slightly lower due to increase in working capital as higher revenues pushed receivables up Capex totaled $43.9M in 2013, mostly for Korean manufacturing facility Now expect net proceeds from sale of LifeSciences of $170M Repurchased $13M shares during 2013 $M Q4 2013 Q4 2012 Q3 2013 Cash and marketable securities 136.9 168.5 138.3 Cash from operating activities 5.2 39.6 35.9 Capital Expenditures 9.1 10.9 10.9 Depreciation & Amortization 7.2 7.4 7.3 Headcount 849 817 846 Q4 2013 Financial Results Other Financial Data (includes discontinued operations)

©2014 ATMI, Inc. All rights reserved. Thank you for your interest. For additional information contact: Troy Dewar, CFA Vice President, Investor Relations and Corporate Communications 203.207.9349 tdewar@atmi.com http://investor.atmi.com ATMI, eVOLV and the ATMI logo are trademarks or registered trademarks of Advanced Technology Materials, Inc., in the United States, other countries, or both.

©2014 ATMI, Inc. All rights reserved. ©2014 ATMI, Inc. All rights reserved. Appendix *

©2014 ATMI, Inc. All rights reserved. Q4 2013 Financial Results * Quarterly income statement for 2012 and 2013 – restated for discontinued operations